Deutsche Bank’s 2010 Leveraged Finance Conference October 6-7, 2010 Exhibit 99

Forward-Looking Statements
Cautionary
Cautionary
Non-GAAP Financial Measures
•
This presentation and the accompanying oral remarks include “forward-looking statements” as defined by federal securities laws.  These statements, as well as any verbal statements by the Company in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, financial condition, and accounting policies, among other matters.  Words such as, but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,”
“optimistic,” “likely,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.
•
All forward-looking statements involve risks and uncertainties.  Many risks and uncertainties are inherent in business generally and the markets in which the
Company operates.  Other risks and uncertainties are more specific to the Company’s businesses, including businesses that the Company acquires.  The occurrence of such risks and uncertainties and the impact is often not predictable or within the Company’s control.  Any such occurrence could adversely affect the Company’s results and, in some cases, such effect could be material.
•
All statements and data in this presentation and the accompanying oral remarks on a “pro forma,” “post-acquisition” or “combined” basis assume that the
Company’s proposed acquisition of Eliokem is successfully completed on the proposed terms. Results of operations for Eliokem for the last twelve months ended August 31, 2010, as well as the pro forma results for the same period, have been derived from unaudited information provided by Eliokem.  These results are currently being reviewed by their independent auditor and therefore could change, perhaps materially.
•
All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risk factors and any cautionary statements contain herein.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
•
Risk factors and uncertainties that may cause actual results to differ materially from expected results include, among others: the Company’s ability to successfully complete the acquisition of Eliokem; the Company’s ability to successfully integrate Eliokem into its operations; the Company’s ability to achieve fully the strategic and financial objectives related to the proposed acquisition of Eliokem, including the acquisition being accretive to the Company’s earnings;
and unexpected costs or liabilities that may arise from the acquisition ownership, or operation of Eliokem; economic trends affecting the economy in general and/or the Company’s end use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; loss of a significant customer; customer and/or competitor consolidation; customer bankruptcy; ability to successfully develop and commercialize new products; a decrease in demand for domestically manufactured products due to increased foreign competition and off-shoring of production; ability to successfully implement productivity enhancement and cost reduction initiatives; unexpected full or partial suspension of plant operations;
the Company’s strategic alliance, joint venture and acquisition activities; loss or damage due to acts of war or terrorism, natural disasters, accidents, including fires, floods, explosions and releases of hazardous substances; stock price volatility; governmental legislative and regulatory changes, including changes impacting environmental compliance, pension plans, products and raw materials; compliance with extensive environmental, health and safety laws and regulations; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including political unrest and fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce; meeting required pension plan funding obligations; infringement or loss of the Company’s intellectual property; litigation and claims against the
Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters arising out of the Company’s business and adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation, judgments, settlements or other losses;
availability of financing to fund operations at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term borrowing rates.
This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange
    Commission.

OMNOVA management
OMNOVA management
Kevin M. McMullen
Chairman, Chief Executive Officer and President
Michael E. Hicks
Senior Vice President and Chief Financial Officer
James C. LeMay
Senior Vice President, Business Development, General Counsel
Chester W. Fox
Vice President, Treasurer

4 OMNOVA overview

OMNOVA at a glance
OMNOVA at a glance
LTM Sales $827
LTM Adj. EBITDA* $78
EBITDA Margin
9%
Decorative Products Performance Chemicals
LTM Sales $507
LTM Adj. EBITDA* $71
EBITDA Margin 14%
($ Millions)
Paper and Carpet Chemicals Specialty Chemicals
LTM Sales: $319
LTM Sales: $188
Products:
•
Styrene Butadiene / Styrene
Butadiene acrylonitrile (SB/SBA)
End markets
•
Magazines, brochures
•
Catalogs
•
Packaging, paperboard
•
Labels, specialty papers
•
Residential and commercial
carpet backing
Products:
•
SB and SBA
•
Acrylics and vinyl acetate
End markets
•
Nonwovens-consumable
and durable
•
Construction
•
Tapes and release
•
Floor polish
•
Textiles
•
Oil/gas drilling
Coated Fabrics
Products
•
Vinyl and urethane fabrics
•
Performance fabrics
End market
•
Transportation
•
Marine
•
Health Care
Laminates & Films
Products
•
Vinyl, paper and acrylic
laminates
•
Performance films
End market
•
Kitchen & bath cabinets
•
RV/manufactured housing
•
Furniture & furnishings
Commercial Wallcovering
Products
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
End market
•
Corporate
•
Hospitality
•
Health Care
LTM Sales $320
LTM Adj. EBITDA* $19
EBITDA Margin 6%
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendices 1, 2, and 3

Fundamental business improvements drive strong earnings and
deleveraging
Fundamental business improvements drive strong earnings and
deleveraging
Strongest balance sheet since spin-off in 1999
Strongest balance sheet since spin-off in 1999
OMNOVA Solutions – Adjusted EBITDA* and Leverage
$41
$54
$64
$72
$79
$78
$48
1.3x
1.1x
2.1x
2.8x
3.9x
1.5x
1.6x
$0
$20
$40
$60
$80
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
LTM Adj. EBITDA*
Net debt / LTM Adj. EBITDA
*
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA and Net Debt - see Appendix 4

$33
$0
$25
$50
$75
$100
$125
$150
$175
$200
2007 2008 2009 2010 3Q
Net Debt Outstanding*
Significant Debt Reduction Along With Strong Earnings Improvement
Significant Debt Reduction Along With Strong Earnings Improvement
* Reconciliation of Total Debt to Net Debt - see Appendix 4
$137
$171
$103
$33M
Asian Ops
Purchase
Net Debt / Net Income
Net Debt / Net Income
$85
-$68M in
2009
($ Millions)
$138

Fundamental, structural change in the OMNOVA business model
Fundamental, structural change in the OMNOVA business model
Business model changes, productivity and new products driving record financial success
Business model changes, productivity and new products driving record financial success
•
Introduced extensive, industry-leading new products with adjacent market penetration
•
Rapid industry consolidation
– 6 Competitor chemical plants closed in 2008 . . . major competitor sold
– Exit of 7 decorative product competitors over last 5 years . . . more likely
•
Implemented index pricing in Performance Chemicals
– Significant margin improvement
– Reduced earnings volatility
– Successful in recent recessionary environment
•
Executed successful Asian Decorative Products turnaround
– Purchased JV interest in 2008
– New management
•
Productivity / cost reductions —
lowest cost structure since 1999 spin-
off and NOL’s provide significant leverage for cash generation
– $24+ million cost savings in 2009 alone including $17 million of fixed costs
– $132 million of NOL’s from prior goodwill write-down

Performance Chemicals – segment overview
Performance Chemicals – segment overview
Paper
Chemicals
46%
Carpet
Chemicals
17%
Specialty
Chemicals
37%
Performance Chemicals sales breakdown
A specialty chemicals business focused on technical service and innovation
A specialty chemicals business focused on technical service and innovation
Performance Chemicals
LTM Sales $507
LTM Adj. EBITDA* $71
EBITDA Margin 14%
Paper and Carpet Chemicals
Specialty Chemicals
LTM Sales: $319 LTM Sales: $188
Products:
•
Styrene Butadiene / Styrene
Butadiene acrylonitrile (SB/SBA)
End markets
•
Magazines, brochures
•
Catalogs
•
Packaging, paperboard
•
Labels, specialty papers
•
Residential and commercial
carpet backing
Products:
•
SB and SBA
•
Acrylics and vinyl acetate
End markets
•
Nonwovens-consumable
and durable
•
Construction
•
Tapes and release
•
Floor polish
•
Textiles
•
Oil/gas drilling
($ Millions)
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendix 2

Leading SB latex producer in disciplined N. American industry
Leading SB latex producer in disciplined N. American industry
OMNOVA
BASF
Reichhold
2002 2005 2010
SB Latex N. American Volumes
’02-’10
OMNOVA
+13 pts.
Others
Dow/
Styron
Source: OMNOVA
~ 30% of North American
Capacity
Shut Down in 2008
Dow-Reichhold Exit
Dow / Styron Closures Lubrizol Exit
Closed 2 Plants Closed 1 Plant 4 Plants (3 in N.A.)
Dow / Styron
recently
sold to
Bain Capital
4%
12%
16%
24%
44%
Differentiated product
• Highly customizable with high
switching cost
• Low risk of Asian imports due to high
shipping cost
• 60-70% contracted with raw material
price escalations
• OMNOVA manufacturing strategically
located to serve core markets
OMNOVA growing leadership position in consolidating SB latex industry
OMNOVA growing leadership position in consolidating SB latex industry

CMAI $ per lb.
1Q '05
2Q '05
3Q '05
4Q '05
1Q '06
2Q '06
3Q '06
4Q '06
1Q '07
2Q '07
3Q '07
4Q '07
1Q '08
2Q '08
3Q '08
4Q '08
1Q '09
2Q '09
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10

OMNOVA SOLUTIONS INC.

0.0
0.2
0.4
0.6
0.8
1.0
Styrene/Butadiene Weighted Avg Cost Per Lb. of Latex
Sustainable improvement in margins despite raw material volatility
Sustainable improvement in margins despite raw material volatility
Quarterly Costs 2005 - 2010
• Styrene and butadiene make up
most of Performance Chemicals’
costs
• Raw material swings can be
volatile
• 3Q 2008: Renegotiated index
pricing created better match to
styrene and butadiene purchases
• Robust business model – strong
margins despite:
-
3Q 2008: Highest raw
material costs ever
-
2Q 2009: Lowest raw
materials in 5 years
-
2009: Lowest volumes since
1999
• Since 3Q 2008, significantly
improved profitability (level and
consistency)
-
$15 million EBITDA / quarter
average
-
13% EBITDA margin average
$10M Avg EBITDA* Per Qtr
8% Avg Margin
$15M Avg EBITDA* Per Qtr
13% Avg Margin
Business Model Improvements
• Renegotiated index pricing
• Productivity actions
• Enhanced new product development capabilities
Margins greatly improved since June 2008
Margins greatly improved since June 2008
* EBITDA - see Appendix 5

Decorative Products – segment overview
Decorative Products – segment overview
Decorative Products sales breakdown
Commerical
Wallcoverings
23%
Coated
Fabrics
47%
Laminates
and Films
30%
Decorative Products
Coated Fabrics
Products
•
Vinyl and urethane fabrics
•
Performance fabrics
End market
•
Transportation
•
Marine
•
Health Care
Laminates & Films
Products
•
Vinyl, paper and acrylic
laminates
•
Performance films
End market
•
Kitchen & bath cabinets
•
RV/manufactured housing
•
Furniture & furnishings
Commercial Wallcovering
Products
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
End market
•
Corporate
•
Hospitality
•
Health Care
LTM Sales $320
LTM Adj. EBITDA* $19
EBITDA Margin 6%
A broad-based functional and decorative surfaces business
A broad-based functional and decorative surfaces business
Strategy
• Profitably serve global customers with
strategically located assets
• Leveraged scale in a highly fragmented
but consolidating industry
- Several recent competitor exits
• New product introductions for existing
and adjacent markets to expand portfolio
• Gain share from domestic only
competitors
• Reduce operating costs
($ Millions)
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendix 3

13 Eliokem acquisition

Eliokem Introduction
Eliokem Introduction
OMNOVA Performance Chemicals
Eliokem Products
Exterior Masonry
Paint
Intumescent
(Fire Resistant)
Paint
Stain Blocking
Primers
Oil and Gas
Drilling
ABS Stabilization
Eliokem
• Strong U.S. presence and growing global position
• Focused on emulsion polymerization chemistry
• #1 and #2 market leading positions in targeted segments
• Strong customer relationships with deep application expertise
• U.S. manufacturing plus exports and regional tolling alliances in Europe and Asia
• ~440 employees worldwide
• Segment headquarters in Fairlawn, Ohio
• Regional sales teams (direct and distributor) supporting sales to 60 countries
• $507 in LTM revenues and $71M in LTM Adj. EBITDA*
Paper
Personal Hygiene;
Floor Care
Carpet
Construction Tape
• Global niche specialty chemicals company owned by AXA
Private Equity (formerly Goodyear Specialty Chemical)
• Focused on emulsion polymerization chemistry
• #1 and #2 market leading positions in targeted segments
• Strong customer relationships with deep application expertise
• Manufacturing footprint in China, India, France and USA
• ~630 employees worldwide
• Headquarters in Villejust, France
• Regional sales teams supported by 85 distributors and agents in 90 countries
• $277M in LTM revenues and $51M in LTM Adj. EBITDA*
OMNOVA Products
Elastomeric
Modification
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendices 2 and 6

Eliokem – resilient performance with upside potential
Eliokem – resilient performance with upside potential
2007A 2008A 2009A LTM (8/31/10)
Volume (mm lbs)
138.8 156.7 150.3 156.8
Sales ($ mm)
$228.1 $289.5 $ 229.5 $276.5
Sales growth -- 26.9% (20.7%) --
Adj. EBITDA* ($ mm)
$28.4 $34.5 $35.1 $51.0
EBITDA margin 12.5% 11.9% 15.3% 18.4%
Additional upside from recently completed new Caojing, China plant
(Capacity: 7KT, 15.4 mm lbs), new coatings production line in France
Additional upside from recently completed new Caojing, China plant
(Capacity: 7KT, 15.4 mm lbs), new coatings production line in France
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendix 6
138.8
156.7
150.3
156.8
0
50
100
150
200
2007 2008 2009 LTM (8/31)
Volume

Acquisition Strategic Rationale
Acquisition Strategic Rationale
1. Globalization: Manufacturing and sales in China, India and France
• Enhanced growth opportunities for OMNOVA specialty chemical products in
Europe and in higher growth markets in Asia
• Grow existing ~ $45 million chemical export/toll business in Asia / Europe
2. Growth: Entry into higher growth products / markets; core market expansion
• Coatings; Oil Field Chemicals
• Key processes and factors for success similar to OMNOVA’s base business
3. Diversification: Diversification of OMNOVA product offering
• Less dependent on single chemistry
4. Cost Synergy: Significant sourcing and supply chain, manufacturing, overhead and SG&A cost savings opportunities by leveraging an integrated global team
Outstanding Strategic Fit
Outstanding Strategic Fit

Pro forma historical annual financials
Pro forma historical annual financials
Annual historical revenue
Annual historical Adjusted EBITDA*
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendices 1, 2, 3, and 6; Total Adjusted EBITDA includes OMNOVA Corporate Expense of $8.9M, $5.6M, $12.2M, and $11.9M for
  2007, 2008, 2009, and 2010 LTM, respectively.
$475.3
$521.7
$396.7
$507.4
$364.6
$228.1
$289.5
$229.5
$276.5
$1,068.0
$1,159.0
$925.9
$1,103.5
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2007 2008 2009 LTM 8/31/10
Performance Chemicals Decorative Products Eliokem
$347.8
$299.7
$319.6
$35.1
$37.5
$59.7
$71.1
$28.4
$34.5
$35.1
$51.0
$78.4
$73.6
$99.5
$128.7
7.3%
6.4%
10.7%
11.7%
0%
2%
4%
6%
8%
10%
12%
14%
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2007 2008 2009 LTM 8/31/10
Performance Chemicals Decorative Products Eliokem EBITDA Margin
$23.8
$7.2
$16.9
$18.5

Creating a Global Specialty Chemicals Business
Creating a Global Specialty Chemicals Business
Coatings/
Toners
$69M
25%
Oil Field
$25M
9%
Specialty
Latex
$48M
17%
Elastomeric
Modifiers/
Reinforcing
$64M
23%
Specialty
Rubbers
$26M
10%
Antioxidants
$45M
16%
Paper &
Carpet
$319M
63%
Specialties
$188M
37%
Eliokem
LTM Sales
$277M
OMNOVA Performance
Chemicals
LTM Sales
$507M
OMNOVA Performance
Chemicals
Combined Sales
$784M
Paper &
Carpet
$319M
41%
Specialties
$188M
24%
Eliokem
$277M
35%
•
75% of Eliokem’s Business Are New Markets for OMNOVA
•
Specialties Will Expand to 60% of Performance Chemicals
•
Combined Sales Outside North America 36% of Total
•
75% of Eliokem’s Business Are New Markets for OMNOVA
•
Specialties Will Expand to 60% of Performance Chemicals
•
Combined Sales Outside North America 36% of Total
LTM: Last Twelve Months Through August 31, 2010

Global Footprint In Performance Chemicals
Global Footprint In Performance Chemicals
Product Focus Akron Green Bay Mogadore Fitchburg Chester Calhoun Le Havre Valia Ningbo Caojing
Coatings
Oil Field
Nonwovens/
Textiles
Antioxidants
Elastomers/
Reinforcing
Specialty
Rubbers/Latex
Tape & Releases
Paper
Carpet
Valia, India
Ningbo, China
Caojing, China
Le Havre, France
Fitchburg, MA
Green Bay, WI
Akron, OH
Mogadore, OH
Chester, SC
Calhoun, GA
OMNOVA Eliokem
Leveraging Eliokem manufacturing infrastructure with OMNOVA technology
Leveraging Eliokem manufacturing infrastructure with OMNOVA technology
Europe &
Africa
29%
Americas
23%
Asia
48%
Eliokem Production Capacity

Enhances Performance Chemicals Profitability Profile
Enhances Performance Chemicals Profitability Profile
9.5%
13.1%
10.8%
0%
3%
6%
8%
11%
14%
OMNOVA
Performance
Chemicals
Eliokem Pro Forma
Performance
Chemicals
Average Adj. EBITDA* margin (2007-2009)
Improves Operating Profile Through Niche / Specialty, Higher Margin Products
Improves Operating Profile Through Niche / Specialty, Higher Margin Products
Adj. EBITDA* margins over time
7.4%
7.2%
15.0%
14.0%
15.6%
9.0%
8.9%
15.1%
18.4%
15.3%
11.9%
12.5%
0%
4%
8%
12%
16%
20%
2007 2008 2009 LTM
OMNOVA Performance Chemicals
Pro Forma OMNOVA Performance Chemicals
Eliokem
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendices 2 and 6

Top 10
Customers
34%
Other
Customers
66%
OMNOVA Consolidated - Enhanced End Use Revenue Diversification
OMNOVA Consolidated - Enhanced End Use Revenue Diversification
OMNOVA End Market
Revenue
OMNOVA Top 10 Customers
Pro Forma OMNOVA End
Market Revenue
Pro Forma OMNOVA Top 10
Customers
Specialties
21%
Commercial
Wallcovering
10%
Laminates &
Films
12%
Coated
Fabrics
21%
Paper &
Carpet
36%
Specialties
16%
Elastometric
Modifiers
3%
Specialty Rubbers
7%
Antioxidants
4%
Oil Field
2%
Commercial
Wallcovering
8%
Laminates & Films
9%
Coated Fabrics
16%
Paper & Carpet
27%
Coatings
6%
Reinforcing
2%
Top 10 Customers
25%
Other Customers
75%
Note:  Figures represent 2009 data.

OMNOVA SOLUTIONS INC.

+

ELIOKEM Materials & Concepts

OMNOVA SOLUTIONS INC.

OMNOVA SOLUTIONS INC.

Accelerates OMNOVA’s Global Reach On A Pro Forma Basis
Accelerates OMNOVA’s Global Reach On A Pro Forma Basis
LTM Sales $827 Million
LTM Sales $277 Million
LTM Sales $1.1 Billion
Positioned For Strong Growth Potential In Asia And Europe
Positioned For Strong Growth Potential In Asia And Europe
Pro Forma Consolidated
LTM: Last Twelve Months Through August 31, 2010.
Europe &
Africa
36%
Asia & Middle
East
40%
Americas
24%
Europe &
Africa
17%
Asia &
Middle East
23%
USA
60%
Europe
9%
USA
75%
Asia
16%

Terms
Terms
Attractive Value for OMNOVA
Attractive Value for OMNOVA
Price: €227.5 million (~$300 million) cash
Eliokem LTM Sales: $277 million
Eliokem LTM Adjusted EBITDA*: $51 million
OMNOVA Capital Structure: $425 million total debt (funded)
(post-acquisition) $100 million asset-based facility (unused)
$40 million cash
$385 million Net Debt**
$129 million pro forma consolidated Adjusted EBITDA*
OMNOVA Leverage: 3.0x pro forma Net Debt / Adjusted EBITDA*
(post-acquisition)
Timing: Expected by end of 2010
Conditions to Closing: Completion of definitive agreement
Regulatory approvals
French Works Council consultation
Financing
Other customary conditions
LTM: Last Twelve Months Through August 31, 2010
* Adjusted EBITDA - see Appendices 1 and 6
** Net Debt is Equal to Total Debt of $425 Million Less Cash of $40 Million

Summary – Consistent With Our Previously Stated Strategy
Summary – Consistent With Our Previously Stated Strategy
1. Profitably grow performance chemicals segment
– Globalization
– Penetration into new but related markets / applications
– Technology / new product driven growth in core markets
2. Accelerate access to high growth / volume regions
– Established presence in Asia and Europe
3. Diversification in new but related specialty markets
– Provides attractive growth / scale in business with very
similar key factors for success
4. Pursue niche markets for emulsion polymers with high
margins
5. Productivity mindset . . . Lean cost structure
Eliokem
•
Enhance Value For Our Stakeholders
•
Expected To Be Accretive in 2012
•
Enhance Value For Our Stakeholders
•
Expected To Be Accretive in 2012

25 Appendix

Appendix — Non-GAAP Financial Measures
Appendix — Non-GAAP Financial Measures
This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are Non-GAAP financial measures as defined by the Securities and Exchange Commission.
OMNOVA’s EBITDA is calculated as income (loss) from continuing operations less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  OMNOVA’s Adjusted EBITDA is calculated as OMNOVA’s EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.  Segment EBITDA is calculated as segment operating income (loss) less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.
Segment Adjusted EBITDA is calculated as Segment EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.  For purposes of this presentation, Net Debt is calculated as total debt less cash.
Eliokem’s EBITDA is calculated as net income less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  Eliokem’s Adjusted EBITDA is calculated as Eliokem’s
EBITDA less restructuring and severance expenses, asset impairments and other items.
EBITDA, Adjusted EBITDA and Net Debt are not measures of financial performance under GAAP.  EBITDA, Adjusted
EBITDA and Net Debt are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies.  EBITDA, Adjusted EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP.  EBITDA, Adjusted EBITDA and Net Debt are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP.  Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources.  Set forth below are the reconciliations of these non-GAAP measures to their most directly comparable
GAAP financial measure.

Appendix 1 - Adjusted EBITDA
Appendix 1 - Adjusted EBITDA
($ Millions)
LTM
OMNOVA Solutions Consolidated 2007* 2008 2009 Aug 31, 2010
Income (loss) from continuing operations $ (4.9) $ (2.2) $ 26.2 $ 37.5
Interest expense 15.7 12.3 7.5 6.9
Amortization of deferred financing costs 0.8 0.7 0.6 0.6
Income tax 0.1 0.2 1.7 2.8
Depreciation & amortization 23.1 23.9 22.9 21.4
EBITDA $ 34.8 $ 34.9 $ 58.9 $ 69.2
Restructuring & severance 1.0 0.6 2.1 0.6
Asset impairments - - 1.1 6.6
Non-cash stock compensation 2.9 2.4 2.8 3.5
Other 11.3 1.2 (0.5) (2.2)
Adjusted EBITDA $
50.0 $ 39.1 $ 64.4 $ 77.7
OMNOVA Solutions Adjusted EBITDA
$
50.0
$
39.1
$
64.4
$
77.7
Eliokem International Adjusted EBITDA 28.4 34.5 35.1 51.0
Combined Adjusted EBITDA $
78.4
$
73.6
$
99.5
$
128.7
LTM: Last Twelve Months through August 31, 2010
* NOTE: 2007 Sales and Adjusted EBITDA have been adjusted by $94.4 million and $4.8 million, respectively.
Pro forma 2007 reflects the full year results of the Asian businesses acquired during December 2007 as if the acquisition took place December 1, 2006.

Appendix 2 - Adjusted EBITDA
Appendix 2 - Adjusted EBITDA
3 YR LTM
Performance Chemicals Segment 2007 2008 2009 Average Aug 31, 2010
Segment Operating Profit $ 23.7         $ 25.2         $ 47.9         $ 32.3         $ 69.6
Interest Expense -           -           -           -           -
Amortization of deferred financing costs -           -           -           -           -
Income Tax -           -           -           -           -
Depreciation & amortization 11.1         11.0         9.9           10.7         9.6
EBITDA
$ 34.8         $ 36.2         $ 57.8         $ 42.9         $ 79.2
Restructuring & severance -           0.1           0.2           0.1
Asset Impairments -           -           0.7           0.2           -
Non-cash stock compensation 1.0           1.1           0.8           1.0           1.2
Other (0.7)          0.1           0.2           (0.1)          (9.3)
Adjusted EBITDA
$ 35.1         $ 37.5         $ 59.7         $ 44.1         $ 71.1
Sales $ 475.3       $ 521.6       $ 396.8       $ 464.6       $ 507.0
Percentage of Adjusted EBITDA to Sales 7.4% 7.2% 15.0% 9.5% 14.0%
LTM: Last Twelve Months through August 31, 2010
($ Millions)

Appendix 3 - Adjusted EBITDA
Appendix 3 - Adjusted EBITDA
($ Millions)
LTM
Decorative Products Segment 2007* 2008 2009 Aug 31, 2010
Segment Operating Profit $ 10.4         $ (6.7)          $ 1.6           $ (5.9)
Interest Expense -           -           -           -
Amortization of deferred financing costs -           -           -           -
Income Tax -           -           -           -
Depreciation & amortization 11.7         12.5         12.5         11.3
EBITDA $ 22.1         $ 5.8           $ 14.1         $ 5.4
Restructuring & severance 0.7           0.5           1.8           0.2
Asset Impairments -           -           0.6           5.4
Non-cash stock compensation 0.8           0.9           0.4           0.6
Other 0.2           -           -           6.9
Adjusted EBITDA
$ 23.8         $ 7.2           $ 16.9         $ 18.5
LTM: Last Twelve Months through August 31, 2010
* NOTE: 2007 Sales and Adjusted EBITDA have been adjusted by $94.4 million and $4.8 million, respectively.
Pro forma 2007 reflects the full year results of the Asian businesses acquired during December 2007 as if the acquisition took place December 1, 2006.

Appendix 4 - Adjusted EBITDA (Last 12 Months “LTM”)
Appendix 4 - Adjusted EBITDA (Last 12 Months “LTM”)
($ Millions)
OMNOVA Solutions Consolidated
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr
Income (loss) from continuing operations $ 0.7 $ 8.9 $ 15.9 $ 26.2 $ 34.1 $ 44.1 $ 37.5
Interest expense 11.2 9.7 8.7 7.5 7.1 7.0 6.9
Amortization of deferred financing costs 0.6 0.6 0.6 0.6 0.6 0.6 0.6
Income tax 0.3 0.6 0.3 1.7 2.2 2.6 2.8
Depreciation & amortization 24.1 23.4 23.1 22.9 22.8 22.6 21.4
EBITDA $ 36.9 $ 43.2 $ 48.6 $ 58.9 $ 66.8 $ 76.9 $ 69.2
Restructuring & severance 1.5 2.3 2.2 2.1 1.5 0.7 0.6
Asset impairments - 0.7 0.7 1.1 1.1 6.6 6.6
Non-cash stock compensation 2.1 1.9 2.0 2.8 3.5 3.4 3.5
Other 0.2 (0.1) 0.1 (0.5) (0.5) (8.5) (2.2)
Adjusted EBITDA $
40.7
$
48.0 $ 53.6 $ 64.4 $ 72.4 $ 79.1 $ 77.7
Net Debt
1st Qtr 2nd Qtr 3rd Qtr 4t Qtr 1st Qtr 2nd Qtr 3rd Qtr
Total Debt $ 174.1 $ 156.6 $ 144.6 $ 144.1 $ 143.7 $ 144.1 $ 144.4
Less Cash (15.3) (23.7) (29.6) (41.5) (35.4) (42.0) (59.7)
Net Debt $ 158.8 $ 132.9 $ 115.0 $ 102.6 $ 108.3 $ 102.1 $ 84.7
Adjusted EBITDA to Net Debt 3.9 X 2.8 X 2.1 X 1.6 X 1.5 X 1.3 X 1.1 X
Net Debt
2007 2008
Total Debt $ 149.9 $ 188.3
Less Cash (12.6) (17.4)
Net Debt $ 137.3 $ 170.9
2009 2010
2009 2010

Appendix 5 - Performance Chemicals Sales and EBITDA
Appendix 5 - Performance Chemicals Sales and EBITDA
($ Millions)
2005 Sales SOP Interest Taxes Depreciation Amortization EBITDA
1st Qtr 102.1       3.5           -           -           2.6                 0.4                 6.5
2nd Qtr 118.1       11.0         -           -           2.7                 0.4                 14.1
3rd Qtr 119.0       9.3           -           -           2.7                 0.4                 12.4
4th Qtr 113.7       10.0         -           -           2.5                 0.4                 12.9
2006
1st Qtr 109.3       5.2           -           -           2.5                 0.4                 8.1
2nd Qtr 111.4       8.9           -           -           2.5                 0.4                 11.8
3rd Qtr 109.6       8.2           -           -           2.5                 0.4                 11.1
4th Qtr 111.2       7.4           -           -           2.1                 0.4                 9.9
2007
1st Qtr 105.8       3.6           -           -           2.4                 0.3                 6.3
2nd Qtr 116.4       5.8           -           -           2.4                 0.4                 8.6
3rd Qtr 126.7       7.9           -           -           2.4                 0.4                 10.7
4th Qtr 126.4       6.5           -           -           2.4                 0.4                 9.3
2008
1st Qtr 118.9       2.6           -           -           2.4                 0.4                 5.4
2nd Qtr 125.2       1.9           -           -           2.5                 0.4                 4.8
3rd Qtr 145.5       10.5         -           -           2.4                 0.4                 13.3
Average 117.3 9.7
Average EBITDA Margin 1st qtr 2005 through 3rd qtr 2008 8.3%
2008 Sales SOP Interest Taxes Depreciation Amortization EBITDA
4th Qtr 132.0       10.2         -           -           2.2                 0.3                 12.7
2009
1st Qtr 94.6         7.8           -           -           2.2                 0.2                 10.2
2nd Qtr 87.0         11.4         -           -           2.3                 0.2                 13.9
3rd Qtr 104.4       14.8         -           -           2.3                 0.2                 17.3
4th Qtr 110.7       14.0         -           -           2.3                 0.2                 16.5
2010
1st Qtr 112.8       13.8         -           -           2.2                 0.2                 16.2
2nd Qtr 138.6       17.0         -           -           2.2                 0.1                 19.3
3rd Qtr 145.3       15.2         -           -           2.0                 0.3                 17.5
Average 115.7       15.5
Average EBITDA Margin 4th qtr 2008 through 3rd qtr 2010 13.4%
SOP is Segment Operating Profit
Note: 2nd qtr SOP 2010 excludes $9.7 million from the gain on the dissolution of RohmNova Joint Venture

Appendix 6 - Adjusted EBITDA
Appendix 6 - Adjusted EBITDA
($ Millions)
3 YR LTM
Eliokem International 2007 2008 2009 Average Aug 31, 2010
Net income $ 5.3          $ (2.5)         $ 1.2          $ 1.3          $ 0.9
Interest expense 15.0        17.5        16.8        16.4        16.1
Amortization of deferred financing costs 0.5          0.5          0.5          0.5          0.5
Income Tax 3.0          (3.3)         1.3          0.3          1.0
Depreciation & amortization 12.5        14.3        13.4        13.4        13.2
EBITDA $ 36.3        $ 26.5        $ 33.2        $ 32.0        $ 31.7
Restructuring & severance 1.1          1.1          3.9          2.0          5.4
Other (9.0)         6.9          (2.0)         (1.4)         13.9
Adjusted EBITDA $ 28.4        $ 34.5        $ 35.1        $ 32.7        $ 51.0
Sales $ 228.1      $ 289.5      $ 229.4      $ 249.0      $ 276.5
Percentage of Adjusted EBITDA to Sales 12.5% 11.9% 15.3% 13.1% 18.4%
3 YR LTM
Combined Adjusted EBITDA 2007 2008 2009 Average Aug 31, 2010
   Performance Chemicals Adjusted EBITDA $ 35.1        $ 37.5        $ 59.7        $ 44.1        $ 71.1
   Eliokem International Adjusted EBITDA 28.4        34.5        35.1        32.7        51.0
Combined Adjusted EBITDA $ 63.5        $ 72.0        $ 94.8        $ 76.8        $ 122.1
Combined Sales
   Performance Chemicals $ 475.3      $ 521.6      $ 396.8      $ 464.6      $ 507.0
   Eliokem International 228.1      289.5      229.4      249.0      276.5
Combined Sales $ 703.4      $ 811.1      $ 626.2      $ 713.6      $ 783.5
Percentage of Adjusted EBITDA to Sales 9.0% 8.9% 15.1% 10.8% 15.6%
LTM: Last Twelve Months through August 31, 2010

33